FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2002

                  Date of reporting period: December 31, 2002














                             GREENSPRING FUND,
                               INCORPORATED

                                  (LOGO)

                               ANNUAL REPORT

                             DECEMBER 31, 2002





                This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.





                                    January 2003


Dear Fellow Shareholders:

	In yet another volatile year for the stock market, the Greenspring Fund performed far better than the major stock market indices. For the fiscal year ended December 31, 2002, the Fund declined 6.0%*, after the reinvestment of all dividends. As abhorrent as we are with regard to losses, it was little consolation that our losses were smaller than the benchmarks against which we are compared by the major mutual fund rating services. For the same period, the Morningstar Domestic Hybrid Average declined by 9.7%, while the Lipper Analytical Flexible Portfolio Fund Index dropped by 14.7%. Other relevant benchmarks include the Morningstar High Yield Index (lost 1.9%), the Russell 2000 Index (lost 20.5%), and the Russell 3000 Index (lost 21.5%). The more widely recognized major stock market indices also faired poorly during 2002 as the Dow Jones Industrial Average dipped more than 15%, the Standard & Poor's 500 Index dropped more than 22%, and the NASDAQ Composite Index plummeted by more than 30%. Value investors in general fared far better than growth investors, as reflected in the performance of the Lipper indices, where the Multi-Cap Growth Index declined by almost 30%, while the Multi-Cap Value Index dropped by less than 18%. Although 2002 was the third consecutive year of declines for the major stock market averages, the Greenspring Fund had double-digit positive performance in two of those three years, and had cumulatively positive performance over the entire three-year period of almost 20%*, again after the reinvestment of all dividends and distributions.

	Below are some interesting facts from various financial publications that help illustrate the recent state of the financial markets:

* The Dow Jones Industrial Average had its sharpest annual decline since 1977, and turned in its third consecutive decline, something that has not happened in 60 years. The decline in December of 2002 was the Index's largest December drop since 1931.
* The NASDAQ Composite Index declined for the third year in a row for the first time in its 32-year history.
* As measured by the decline in the Wilshire 5000 index (which includes


                                    1
  nearly every publicly traded company in the U.S.), investors suffered $2.8 trillion of losses in 2002. Since the peak of the Wilshire 5000 in March of 2000, investors have lost a staggering $7 trillion dollars, as the total value of the Index fell from $17 trillion to $10 trillion.
* The NASDAQ Composite Index remains 74% off its record high set in March of 2000. The Dow Jones Industrial Average is off 29% from its peak in January of 2000.
* The stock market has declined for four consecutive years only once in the 20th century, from 1929-1932, and only once in the 19th century, from 1836-1839.

However, before using precedent as a guide to future performance, remember that the nine-year streak of positive performance by the stock market during the bubble years of the 1990's was unprecedented. Previously, the longest streak of rising markets had been five years.

      The last five years have been very emotional times in the securities markets. We have referred several times in past shareholder letters to the "pendulum" that swings between investors' fear and greed. The most successful investors are those who are able to neutralize those emotions, especially when they are at an extreme. For example, many investors succumbed to the prevailing sentiment of greed during the late 1990's and jumped on the "it's different this time" bandwagon and chased growth stocks when they were already overvalued, a move that had disastrous consequences for many. To those who are now feeling the opposite emotion, fear, we would caution you to downplay your emotions and to focus on the positives that abound (don't count on the financial media to focus on them - they have ratings to worry about!). History has shown that things are rarely as good, or bad, as they seem when headlines are being made. Our job during these emotional times is to study the facts as analytically and unemotionally as possible and uncover those clues that will help us understand future investment trends and opportunities, and position the Fund's portfolio accordingly.

	Before presenting a discussion of the Fund's investment strategy going forward, we will discuss some of the more relevant influences on the Greenspring Fund's performance during the year. Factors having the largest positive effect upon the Fund's portfolio during 2002 were the performance of our busted convertible bonds and the strong performances of several value-oriented equity securities. Furthermore, our ability to benefit from the markets' volatility by buying (or adding to) securities positions during dips in the market and selling (or scaling back the size of) securities positions during more buoyant times in the market aided the performance of the Fund's portfolio.


                                   2
	As we have discussed in prior shareholder letters, we have uncovered an increasing number of opportunities in so-called "busted" convertible bonds. These special situation fixed-income securities have been a long-time favorite of the Greenspring Fund, but especially during the last two years. In a period of generally declining stock prices, the busted convertible bond portion of the Fund's portfolio achieved excellent relative performance, notwithstanding the disappointing performance of several of the individual holdings. Additionally, based on our purchase prices, many of the bonds currently in the Fund should provide equity-like returns over the next several years to the maturity or "put" date, without requiring a rally in the stock or bond markets.

	The best performing equity security in the Fund's portfolio during the year was Middleby Corporation, a manufacturer of commercial food equipment. The Company's leading product is the Middleby Marshall conveyor oven used to rapidly bake pizzas at chains such as Papa John's, Domino's, and Pizza Hut. Middleby Corporation is a good example of why we like to focus on inefficiently followed securities that possess company-specific characteristics that, ideally, will allow the investment to perform well regardless of the performance of the overall stock and bond markets. Just before the end of 2001, Middleby acquired the Blodgett division of Maytag Corp., another manufacturer of commercial food equipment, strengthening Middleby's strategic position and doubling the size of the Company. Middleby had proceeded with the acquisition even though its financing costs had skyrocketed due to the sharp curtailment of lending to less than investment grade companies after the events of September 11, 2001.

	The assimilation of the two companies proceeded very smoothly during 2002, as Middleby's adept management team was able to combine and greatly improve the efficiency of Blodgett's undermanaged operations. The Company posted earnings that were better than we anticipated during each quarter of the year. The combined company generated a significant amount of free cash flow, allowing it to retire a large portion of its debt well ahead of the originally contemplated payment schedule. In fact, at the end of December 2002, approximately one year after closing the acquisition, Middleby was able to refinance its highest cost debt, essentially replacing 15% debt with sharply less expensive 5% debt. The significantly reduced ongoing interest expense will make it even easier for Middleby to continue to post strong earnings during 2003. During the dismal stock market environment of 2002, Middleby's stock price rose sharply. We believe that further upside is likely during 2003.

	The principal reason that the Greenspring Fund experienced a decline in 2002 was our emphasis on energy and power companies during the year, and a couple of fixed-income securities that did not perform as expected. The largest equity loss, our investment in El Paso, has been discussed in the last several letters. Its disappointing performance can be attributed more to the fallout from a supercharged political and regulatory situation

                                   3
than to its operating fundamentals, which remained relatively solid. A lesson was re-learned that investing in a politically charged environment with numerous ongoing political and regulatory investigations can result in unpredictable and irrational uncertainty and volatility. Given the investigations still underway, we felt that the risk no longer merited our continued holding of El Paso's common stock. Similarly, we have pared back or sold other power and energy holdings, but continue to maintain positions in those companies that we believe are sheltered from the regulatory and political tailwinds.

	While the overall performance of our fixed income securities portion of the portfolio was positive, two of the Fund's largest individual security losses were in this portion of the portfolio. Specifically, the Fund's investments in the Charter Communications 4.75% and the SONICblue 5.75% convertible bonds resulted in significant losses. Both bonds were sold because we believed that the fundamentals of the companies and the industries in which they operate had deteriorated, and we thought it increasingly probable that a restructuring would be necessary to correct each company's overleveraged financial condition. We felt it prudent to replace these securities, in which our faith and confidence had declined, with other securities in which we had a much greater degree of confidence, albeit with the potential for smaller gains.

	Looking forward, we believe that in 2003 the stock markets will return to a more "normal" environment, with less volatile movements. Having experienced the unlimited optimism of a market mania, followed by the rapid, but painful correction as stock valuations dropped, the stock markets have been subjected to a tremendously high amount of volatility in the last five years. Many irrational decisions were made with regard to stocks, both as the stock market mania rose to a crescendo during the late 1990's, and then in the aftermath when the bubble was burst. During the mania, gainfully employed individuals were quitting their jobs to become full-time "day traders" and stocks would move up sharply in price in the minutes after a tout by an "expert" on CNBC. Investors could explain very little about a company's balance sheet or income statement, but, in the "New World" of investing, they did not think that such knowledge was relevant any longer. Later, during the sharp correction of the period of excesses, many investment decisions were also emotionally driven. Margin calls resulted in forced selling. Investors bailed out of stocks, as companies filed bankruptcy, and one after another scandal broke. Meanwhile, confidence in individuals' abilities to manage their own investments dwindled. The bursting of the bubble was complete.

	Our thoughts are that in 2003 the trend toward more rational investment decision making will continue, and we believe this is a very positive development. The process by which stocks and bonds are purchased or sold today seems to be more of a reasoned and thoughtful process. There is a good chance that investors who are purchasing a stock today know quite a bit more about the company, its financial situation, and its prospects

                                   4
than the typical investor did in 1999. In the wake of the sharp correction in the stock market and increased distrust of brokerage firms' research reports and corporate financial statements, today's investors have a healthy level of skepticism. They also have an increased realization that the world of investing is not as easy as it appeared five years ago.

      In this type of environment, we believe that there is value in the Greenspring Fund's bottom-up, research-intensive stock picking style. This style has allowed us to navigate through the fallout of the market correction far better than most. Looking forward, we believe that the humbling experience of the last several years will remain a guiding influence in most investors' psyches at least for the near future. Very few investors came through the last five years unscathed. Value investors such as the Greenspring Fund went through their trials and tribulations first, while growth stock investors were feeling indomitable. Then, the roles reversed and value investors felt vindicated while growth stock investors went through a far worse ordeal than that which value investors had suffered. At this point, we believe that the emotional extremes seen in the stock market during the last several years are behind us for the foreseeable future. Rational decisions made by investors with more realistic assumptions creates an environment in which investments should go up, or down, for more clearly defined reasons - a development we would applaud. We believe that the Greenspring Fund's style of investing will continue to fare well in the anticipated stock market environment, and we are looking forward to uncovering the opportunities that lie ahead.

                                   Respectfully,

                                   /s/Charles vK. Carlson
                                   Charles vK. Carlson
                                   President


*Past performance does not guarantee future results.











                                   5

         Growth of a $10,000 Investment in the Greenspring Fund
                        Over the Last Ten Years
                              (Line Chart)

                                  Morningstar   Morningstar
       Greenspring    Russell      Domestic     High Yield    Russell
Year      Fund         3000         Hybrid         Bond        2000
----      ----         ----         ------         ----        ----

12/92   $10,000       $10,000      $10,000       $10,000     $10,000
12/93    11,465        11,088       11,213        11,903      11,888
12/94    11,789        11,109       10,925        11,547      11,672
12/95    14,005        15,197       13,609        13,472      14,995
12/96    17,177        18,513       15,366        15,308      17,467
12/97    21,291        24,397       18,090        17,274      21,373
12/98    17,890        30,286       20,357        17,246      20,828
12/99    18,363        36,616       22,177        18,081      25,256
12/00    21,235        33,884       22,674        16,658      24,493
12/01    23,407        30,001       21,765        16,944      25,103
12/02    22,005        23,539       19,660        16,624      19,962



                       Average Annual Total Returns
                1 Year      3 Years      5 Years      10 Years
                ------      -------      -------      --------
                -5.99%       6.22%        0.66%        8.21%

Past performance does not guarantee future results. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, will be worth more or less than their original cost.
The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                   6

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 2002

COMMON STOCKS (35.29%)

   Shares                                                         Value
   ------                                                         -----

              Banks - Regional (4.27%)

    6,100     Columbia Bancorp                                 $   134,383
    5,700    *First Mariner Bancorp                                 63,270
   10,000     Provident Bankshares Corporation                     232,300
   11,770     Southern Financial Bancorp, Inc.                     348,922
   14,476     SunTrust Banks, Inc.                                 823,974
   33,900     Yardville National Bancorp                           584,436
                                                               -----------
                                                                 2,187,285
                                                               -----------

              Construction Services (1.66%)

   50,000    *Insituform Technologies                              852,500
                                                               -----------
                                                                   852,500
                                                               -----------

              Diversified Natural Gas (1.64%)

   42,000     NiSource, Inc.                                       840,000
                                                               -----------
                                                                   840,000
                                                               -----------

              Electrical Equipment (0.86%)

    8,700     Emerson Electric Co.                                 442,395
                                                               -----------
                                                                   442,395
                                                               -----------

              Engineering Services (2.00%)

   93,425    *Michael Baker Corporation                          1,023,004
                                                               -----------
                                                                 1,023,004
                                                               -----------

              Financial Services (0.88%)

   23,000     CIT Group, Inc.                                      450,800
                                                              ------------
                                                                   450,800
                                                              ------------

The accompanying notes are an integral part of these financial statements.
                                   7

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 2002

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Food Products (1.65%)

   26,000     Dole Food Company, Inc.                         $    847,080
                                                              ------------
                                                                   847,080
                                                              ------------

              Healthcare (3.22%)

  266,000    *Nabi Biopharmaceuticals                            1,649,200
                                                              ------------
                                                                 1,649,200
                                                              ------------

              Insurance (3.89%)

   17,200     ALFA Corp.                                           206,572
   34,450     PartnerRe, Ltd.                                    1,785,199
                                                               -----------
                                                                 1,991,771
                                                               -----------

              Manufacturing (4.22%)

  184,900    *Middleby Corporation                               1,959,940
   13,600     Tredegar Corporation                                 204,000
                                                               -----------
                                                                 2,163,940
                                                               -----------

              Multi-Industry (2.32%)

   16,600     Federal Signal Corporation                           322,372
   38,400    *Griffon Corporation                                  523,008
   10,000     Pentair, Inc.                                        345,500
                                                               -----------
                                                                 1,190,880
                                                               -----------

              Oil and Gas Exploration/Production (1.19%)

    3,900     Burlington Resources, Inc.                           166,335
   11,140     EOG Resources, Inc.                                  444,709
                                                               -----------
                                                                   611,044
                                                               -----------


The accompanying notes are an integral part of these financial statements.
                                   8

                     GREENSPRING FUND, INCORPORATED
	                  PORTFOLIO OF INVESTMENTS
                         DECEMBER 31, 2002

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Oil and Gas Service (0.77%)

   26,700    *Lone Star Technologies, Inc.                     $   397,563
                                                               -----------
                                                                   397,563
                                                               -----------

              Real Estate (0.60%)

   27,500     Urstadt Biddle Properties, Inc. Class A              304,700
                                                               -----------
                                                                   304,700
                                                               -----------

              Savings Institutions (2.02%)

   30,000     Washington Mutual, Inc.                            1,035,900
                                                               -----------
                                                                 1,035,900
                                                               -----------

              Solid Waste Services (0.75%)

   52,800    *Waste Industries USA                                 382,800
                                                               -----------
                                                                   382,800
                                                               -----------

              Utilities - Electric (3.35%)

   49,500     PPL Corporation                                    1,716,660
                                                               -----------
                                                                 1,716,660
                                                               -----------

              Total Common Stocks (Cost $13,980,729)            18,087,522
                                                               ===========


INVESTMENT IN REGISTERED INVESTMENT COMPANY (0.84%)

  57,400      John Hancock Bank & Thrift Opportunity Fund          432,796
                                                               -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                             432,796
                                                               ===========


The accompanying notes are an integral part of these financial statements.
                                   9

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                          DECEMBER 31, 2002

CONVERTIBLE PREFERRED STOCKS (3.72%)

 Principal
  Amount/
  Shares                                                         Value
  ------                                                         -----

  45,400      Calpine Capital Trust III 5.00%                  $   582,618
  31,000      Titan Capital Trust 5.75%                          1,326,211
                                                               -----------

              Total Convertible Preferred Stocks
               (Cost $2,558,186)                                 1,908,829
                                                               ===========


CONVERTIBLE BONDS (51.84%)

$  143,000    Adaptec, Inc., 4.75%, 2/1/04                         138,174
 1,185,000    Amdocs Limited, 2%, 6/1/08                         1,107,975
   500,000    Atmel Corp., 0%, 4/21/18                             213,907
 1,430,000    Avaya, Inc., 0%, 10/31/21                            579,598
 2,000,000    Calpine Corporation, 4%, 12/26/06                    992,500
   740,000    Ciena Corporation, 3.75%, 2/1/08                     524,938
 2,800,000    Citrix Systems, 0%, 3/22/19                        1,204,000
 2,770,000    Corning Incorporated, 0%, 11/8/15                  1,565,050
 2,400,000    CuraGen Corporation, 6%, 2/2/07                    1,512,000
 1,285,000    HEALTHSOUTH Corp., 3.25%, 4/1/03                   1,266,528
 1,790,000    Hyperion Solutions Corp., 4.5%, 3/15/05            1,766,506
   500,000    Integrated Processing Equipment, 6.25%, 9/15/04      508,777
 4,887,000    Network Associates, 0%, 2/13/18                    2,408,377
 2,067,000    ONI Systems, 5%, 10/15/05                          1,855,133
 2,250,000    Quanta Services, 4%, 7/1/07                        1,269,843
 3,775,000    Sepracor, Inc., 7%, 12/15/05                       3,142,687
 4,925,000    Shaw Group, 0%, 5/1/21                             2,876,510
 1,643,000    TranSwitch Corporation, 4.5%, 9/12/05                964,236
 2,254,000    Tyco International Group, 0%, 2/12/21              1,711,631
 1,785,000    Vishay Intertechnology, 0%, 6/4/21                   960,553
                                                               -----------

              Total Bonds (Cost $26,172,097)                    26,568,923
                                                               ===========


The accompanying notes are an integral part of these financial statements.
                                   10

                     GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 2002

SHORT-TERM INVESTMENTS (8.10%)

  Principal
   Amount/
   Shares                                                         Value
   ------                                                         -----

              Commercial Paper (3.90%)

$2,000,000    American Express, 1.31%, 1/6/03                  $ 2,000,000
                                                               -----------
                                                                 2,000,000
                                                               -----------

              Other Short-Term Investments (4.20%)

 2,150,423    Temporary Investment Fund, Inc.                    2,150,423
                                                               -----------
                                                                 2,150,423
                                                               -----------

              Total Short-Term Investments (Cost $4,150,423)     4,150,423
                                                               ===========

              Total Investments (99.79%) (Cost $47,273,443)     51,148,493

              Other Assets Less Liabilities (0.21%)                104,075
                                                               -----------

              Total Net Assets (100%)                          $51,252,568
                                                               ===========



*Non-income producing securities











The accompanying notes are an integral part of these financial statements.
                                   11
                     GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                           DECEMBER 31, 2002


ASSETS
 Investments, at market value (Cost $47,273,443)               $51,148,493
 Interest receivable                                               178,123
 Dividends receivable                                               27,995
 Other assets                                                       11,128
 Receivable for Fund shares                                          3,971
                                                               -----------
                                                                51,369,710
                                                               -----------

LIABILITIES
 Accrued expenses                                                   46,264
 Due to investment adviser                                          36,569
 Payable for Fund shares                                            34,309
                                                               -----------
                                                                   117,142
                                                               -----------

NET ASSETS
 Capital stock, $.01 par value, authorized 60,000,000 shares,
 outstanding, 3,264,944                                        $51,252,568
                                                               ===========

NET ASSETS CONSIST OF:
 Capital stock at par value                                         32,649
 Paid in capital                                                54,748,358
 Undistributed net investment income                                54,488
 Accumulated net realized losses                                (7,457,977)
 Unrealized appreciation of investments                          3,875,050
                                                               -----------
                                                               $51,252,568
                                                               ===========

NET ASSET VALUE PER SHARE                                      $     15.70
                                                               ===========



The accompanying notes are an integral part of these financial statements.



                                   12
                     GREENSPRING FUND, INCORPORATED
                        STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 2002


NET INVESTMENT INCOME
Income
 Interest                                                      $ 2,858,946
 Dividend                                                          482,924
                                                               -----------
  Total Income                                                   3,341,870
                                                               -----------

Expenses
 Investment advisory fees                                          384,658
 Administrative fees                                                50,507
 Professional fees                                                  48,245
 Transfer agent fees                                                45,883
 Miscellaneous fees                                                 27,268
 Registration fees                                                  21,387
 Reports to shareholders                                            13,228
 Custody fees                                                       12,288
 Directors fees                                                      6,850
                                                               -----------
  Total Expenses                                                   610,314
                                                               -----------

  Net Investment Income                                          2,731,556
                                                               -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS

 Net realized loss on investments                               (4,414,435)
 Net change in unrealized appreciation/depreciation of
   investments                                                  (1,771,053)
                                                               ------------
                                                                (6,185,488)
                                                               ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           ($3,453,932)
                                                               ============





The accompanying notes are an integral part of these financial statements.



                                   13
                     GREENSPRING FUND, INCORPORATED
                  STATEMENTS OF CHANGES IN NET ASSETS




                                            Year Ended         Year Ended
                                           December 31,        December 31,
                                               2002               2001
                                               ----               ----

OPERATIONS:
 Net investment income                     $ 2,731,556         $ 2,594,320
 Net realized losses from investments       (4,414,435)           (224,590)
 Net change in unrealized appreciation/
  depreciation of investments               (1,771,053)          2,321,515
                                           ------------        ------------
                                            (3,453,932)          4,691,245
                                           ------------        ------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                      (2,898,962)         (2,676,926)
 Net realized gain on investments                -                   -
                                           ------------        ------------
                                            (2,898,962)         (2,676,926)
                                           ------------        ------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 581,596 and 1,427,250 shares       10,145,905          26,503,726
 Distributions reinvested of 178,092 and
  142,076 shares                             2,730,294           2,510,821
 Redemption of 352,507 and 1,462,367
  shares*                                   (5,962,976)        (27,054,091)
                                           ------------        ------------
                                             6,913,223           1,960,456
                                           ------------        ------------

TOTAL INCREASE IN NET ASSETS                   560,329           3,974,775

NET ASSETS AT BEGINNING OF PERIOD           50,692,239          46,717,464
                                           ------------        ------------

NET ASSETS AT END OF PERIOD                $51,252,568         $50,692,239
                                           ============        ============

*Net of redemption fees of $12,934 and $0 in 2002 and 2001, respectively.





The accompanying notes are an integral part of these financial statements.


                                   14
                     GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 2002

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period, unless the Adviser believes that market quotes are a more appropriate representative of the value of the security.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                                   15
                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       DECEMBER 31, 2002

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption Fee. The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan.

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

                                   16
                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       DECEMBER 31, 2002

Note 2 - Dividends and Distributions (Con't)

On July 25, 2002, the Board of Directors declared an income dividend of $.43 per share payable on July 26, 2002 to shareholders of record on July 24, 2002. Additionally, on December 19, 2002, the Board of Directors declared an income dividend of $.51 per share payable on December 20, 2002 to shareholders of record on December 18, 2002.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2002, purchases and sales of investments, other than short-term investments, aggregated $41,740,028 and $38,217,328, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements. For tax purposes, net assets at December 31, 2002 consist of:

Unrealized appreciation                                        $ 6,409,927
Unrealized depreciation                                         (3,003,754)
                                                               ------------
 Net unrealized appreciation                                     3,406,173
 Undistributed ordinary income                                     295,185
 Undistributed long-term capital gains                                   0
 Capital loss carryforwards                                     (7,229,797)
 Paid-in capital and capital stock                              54,781,007
                                                               ------------
 Net assets                                                    $51,252,568
                                                               ============

                                   17
                     GREENSPRING FUND, INCORPORATED
	          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                       DECEMBER 31, 2002

Note 4 - Federal Income Taxes (Con't)

For tax purposes, distributions from the Fund during the year ended December 31, 2002 were classified as follows:

Ordinary income                                                $ 2,898,962
Long-term capital gains                                                  0
Return of capital                                                        0
                                                               -----------
Total distributions                                            $ 2,898,962
                                                               ===========

Tax cost basis of securities:                                  $47,742,320
                                                               ===========

As of December 31, 2002, the Fund had capital loss carryforwards of $7,229,797 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization.

                     Year                  Amount
                     ----                  ------

                     2007                $2,364,891
                     2010                $4,864,906

For tax purposes, the Fund has elected to treat net capital losses realized between November 1 and December 31, 2002 in the amount of $218,800 as occurring on the first day of the following tax year.

Note 5 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2002, investment advisory fees payable amounted to $32,344.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2002, administrative fees payable amounted to $4,225.

As of December 31, 2002, investors for whom Corbyn Investment Management was investment adviser held 694,851 shares of the Fund's common stock.








                                     18
                        GREENSPRING FUND, INCORPORATED
                            FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    12/31/02   12/31/01  12/31/00  12/31/99  12/31/98
                                    -------   --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                $17.74     $16.98   $15.41    $16.10    $20.04
                                    ------     ------   ------    ------    ------
Income From Investment Operations
Net Investment Income                 0.88       0.93     0.85      1.16      0.76
Net Realized and Unrealized
 Gain/(Loss) on Investments          (1.98)      0.79     1.51     (0.73)    (3.91)
                                    -------    ------   ------    -------   -------
Total From Investment Operations     (1.10)      1.72     2.36      0.43     (3.15)
                                    -------    ------   ------    -------   -------
Less Distributions
Net Investment Income                (0.94)     (0.96)   (0.79)    (1.12)    (0.75)
Net Realized Gain on Investments     ( -  )     ( -  )   (  - )    (  - )    (0.04)
                                    -------    -------   ------    ------    ------
Total Distributions			 (0.94)     (0.96)   (0.79)    (1.12)    (0.79)
                                    -------    -------   ------    ------    ------
Net Asset Value,
 End of Period                      $15.70     $17.74    $16.98    $15.41    $16.10
                                    =======    ======    ======    ======    ======
Total Return                        (5.99%)    10.23%    15.64%     2.64%   (15.97%)
                                    =======    ======    ======    ======   ========
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)              $51,253   $52,692   $46,717   $60,813   $113,884
                                    =======   =======   =======   =======   ========
Ratio of Expenses to
 Average Net Assets                   1.19%     1.19%     1.24%     1.08%     1.01%
                                    =======   =======   =======   =======   ========
Ratio of Net Investment
 Income to Average Net Assets         5.33%     5.04%     4.83%     6.10%     3.77%
                                    =======   =======   =======   =======    =======
Portfolio Turnover                   78.58%    89.41%   100.78%    91.27%    71.62%
                                    =======   =======   =======   =======    =======


                                   19
                     Report of Independent Accountants


To the Board of Directors and Shareholders of Greenspring Fund,
Incorporated

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated (the "Fund"), at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Baltimore, Maryland
January 17, 2003



                                   20
             Basic Information About Fund Directors and Officers

The Board of Directors supervises the management of the Fund. The following list summarizes information on the Directors and Officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093.

                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Age 43                      Chairman of the Board     From January 1994 to present.    the Fund's Adviser.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
Age 45                                                                                 Sher Guinot & Sandler
                                                                                       (a law firm) from
                                                                                       February 1999 to
                                                                                       present. Partner
                                                                                       of Shapiro Sher Guinot
                                                                                       & Sandler from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Age 41                       Chief Financial Officer  From February 1994 to present.   Fund's Adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Age 48                       Chief Compliance Officer From May 1998 to present.        Fund's Adviser.
                             Director                 From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Age 58                                                                                 Managing Director of the
                                                                                       Fund's Adviser.

                                    21

                               Position Held              Term of Office and             Principal Occupation(s)        Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years    Directorships
---------------------          -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


Disinterested Directors
-----------------------
David T. Fu                    Director                  From May 1990 to present.     Managing Director of               None
Age 46                                                                                 Galway Partners L.L.C.
                                                                                       (a merchant bank) from
                                                                                       May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.
                                                                                       Managing Director of
                                                                                       Galway Partners L.L.C.
                                                                                       from January 1995 to
                                                                                       October 1998.

                                     22
                                Position Held          Term of Office and             Principal Occupation(s)           Other
Name, Address and Age           with the Fund         Length of Time Served          During the Past Five Years     Directorships
---------------------           -------------         ---------------------          --------------------------     -------------
                                                         Term of Director
                                                         ----------------
                                                         Until next Annual
                                                         Meeting of
                                                         Stockholders and
                                                         thereafter until a
                                                         successor is elected.

                                                          Term of Officer
                                                          ---------------
                                                              One year


Disinterested Directors
-----------------------
Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
Age 46                                                                                    of The Cleveland Clinic
                                                                                          Foundation (provides
                                                                                          patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.  Sr. Vice President
                                                                                          of Business and System
                                                                                          Development of MedStar
                                                                                          Health from July 1998 to
                                                                                          April 1999. Chief
                                                                                          Financial Officer of
                                                                                          Medlantic Healthcare
                                                                                          Group from September
                                                                                          1991 to July 1998.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Administrator of the             None
Age 35                                                                                    Fund from April 1991 to
                                                                                          present.

                                     23




                     GREENSPRING FUND, INCORPORATED
                      PERFORMANCE SINCE INCEPTION


                            GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345
                     12/31/02               70,835

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended December 31, 2002 were -5.99%, 6.22%, 0.66% and 8.21%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.


                                   24
                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800